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EXHIBIT 10.6               FOURTH AMENDMENT AGREEMENT

THIS AGREEMENT is dated for reference the 1st day of March, 1999

AMONG:

                ACCEL FINANCIAL GROUP LTD., a corporation incorporated under the laws of Alberta

                (the "Corporation")

AND:

                802685 ALBERTA LTD., a corporation incorporated under the laws of Alberta

                ("Holdco")

AND:

                T&W FINANCIAL SERVICES COMPANY L.L.C., a limited liability company incorporated under the laws of the State of Washington

                ("T&W")

WHEREAS:

(A) The parties hereto are parties to an amalgamation agreement dated November 6, 1998, as amended by an amendment agreement dated December 7, 1998, a second amendment agreement dated January 19, 1999 and third amendment agreement dated February 12, 1999 (collectively, the "Amalgamation Agreement");

(B) The parties wish to enter into this Agreement to amend the Amalgamation Agreement in order to make effective certain amendments that they have agreed to.

THEREFORE THIS AGREEMENT WITNESSES that the parties agree as follows:

1. The Amalgamation Agreement is hereby amended by deleting the existing definition of "Effective Date" in Section 1 and replacing it with the following provision:

        "Effective Date" means the date shown on the certificate of amalgamation to be issued in respect of the Amalgamation which will be March 15, 1999 or such earlier date on which all conditions precedent to the Amalgamation have been satisfied or waived;"


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2.      The amendments described in Section 1 above, will have the same force and effect as if originally contained in the Amalgamation Agreement.

3. In all other respects the terms and conditions of the Amalgamation Agreement are hereby confirmed as being in full force and effect.


IN WITNESS WHEREOF the parties have caused this agreement to be executed as of the _________ day of March, 1999.

ACCEL FINANCIAL GROUP LTD.

By: BJ Buan
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    Name

802685 ALBERTA LTD.

By: Paul B. Luke
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    Name

T&W FINANCIAL SERVICES COMPANY, L.L.C.

By: Paul B. Luke
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   Name